UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3056

TRIDAN CORP.
(Exact name of registrant as specified in charter)

1185 Avenue of the Americas, 37th floor, New York, New York 10036
(Address of principal executive offices)

Robert Birnbaum, c/o Sichenzia Ross Ference LLP
1185 Avenue of the Americas, 37th floor, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 239-0515

Date of fiscal year end:	April 30, 2018

Date of reporting period:	October 31, 2018

Item 1.	Reports to Stockholders.

Attached on the following pages is a copy of the registrant’s semi-annual report as of October 31, 2018 transmitted to stockholders.

TRIDAN CORP.

P.O. Box 634, New City, N.Y. 10956
(212) 239-0515

SEMI-ANNUAL REPORT

December 21, 2018

Dear Shareholder:

This semi-annual report of Tridan Corp. covers the six-month period from May 1, 2018 to October 31, 2018.  As part of this report, we enclose the unaudited financial report for that six-month period and for the corresponding period in 2017.

A schedule of the company’s portfolio holdings at October 31, 2018, consisting entirely of municipal obligations, is included in the financial report.  The company invests exclusively in non-voting securities.  The company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The company’s Forms N-Q are available on the Commission’s website at http://www.sec.gov.  They may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The net asset value per share at October 31, 2018 was $11.77, compared with $12.24 at October 31, 2017.  Net investment income per share was $0.09 for the six-month period ended October 31, 2018, compared with $0.10 for the six-month period ended October 31, 2017.

At the company’s last annual meeting on July 17, 2018, the reappointment of MazarsUSA LLP as the company’s auditors for the fiscal year ending April 30, 2019 was ratified by the shareholders as follows:

Shares Voted For	2,936,745.3928
Shares Voted Against	10.0000
Shares Abstaining	None

Tridan Corp.
December 21, 2018
Page – 2 –

Also at the last annual meeting, the incumbent directors, all of whom are named below, were all reelected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified.

	Shares Voted For	Shares Withheld

Peter Goodman	2,936,755.3928	----
Mark Goodman	2,936,755.3928	----
Paul Kramer	2,936,449.9583	305.4345
Russell J. Stoever	2,936,449.9583	305.4345
Warren F. Pelton	2,936,755.3928	----
Joan G. Rall	2,936,449.9583	305.4345

During the six-month period ended October 31, 2018, no director or officer received any compensation from the company except for fees of $6,000 paid to each director, plus an additional $2,500 to Paul Kramer as chairman of the audit committee.  All executive officers of the company as a group (two persons) received compensation (comprised solely of said directors’ fees) aggregating $12,000 during said period (which excludes professional fees paid to the law firm of the company’s Secretary, Robert Birnbaum.

At its meeting on June 14, 2018, the Board of Directors unanimously approved the renewal of the company’s investment advisory agreement with J.P. Morgan Investment Management Inc. (“Morgan”) for the period July 1, 2018 to June 30, 2019.  The board considered a variety of material factors and conclusions with respect thereto that formed the basis for the board’s approval, as discussed below.

Throughout the year, the directors received and analyzed a substantial quantity of comprehensive information and written materials, including ongoing analysis of Tridan's existing portfolio and Morgan's recommendations in light of its forecasts for the economy, employment trends, business conditions, federal rate moves, interest trends including comparisons between tax-exempt and taxable bonds, appropriate maturities, quality, yields, diversification, etc.  The directors subject Morgan's portfolio management to scrutiny at each board meeting, including examination of transactions completed since the prior meeting and an overview of the entire portfolio.  Written materials received by the directors before and during each meeting include reports, statistics, charts, graphs, performance records, comparisons with other funds and the like.  Morgan is constantly questioned at great length regarding its views, its recommendations and its performance.

Tridan Corp.
December 21, 2018
Page – 3 –

In addition to the foregoing, as requested by Tridan’s corporate counsel pursuant to Section 15(c) of the Investment Company Act of 1940, Morgan submitted its audited financial statements and detailed information regarding Morgan's business, personnel and operations, advisory services, compensation matters, portfolio strategy, investment performance, sources of information, fee comparisons, compliance programs, and other matters of significance to the relationship between Tridan and its investment adviser, all of which material was furnished to each director.  The directors reviewed all of this material and discussed the same at length, as well as their own views on Morgan’s previous performance and relationship with Tridan, with particular attention to the following areas:

Investment Performance

At each meeting, the directors receive, review and discuss with Morgan’s representatives various data showing Tridan’s portfolio characteristics, including market value, average duration, credit quality, coupon, estimated annual income and yield statistics, and breakdown information regarding duration, credit, and investment sectors.  Morgan’s quarterly presentation also includes the portfolio performance over three months, year to date, one year, three years, five years and ten years, compared with the Lipper NY Intermediate Muni Debt Funds, JPMorgan NY Tax Free Bond Fund, Sanford Bernstein NY Muni Fund, and Barclays 1-17 Year NY Muni Bond Index.  Based on their review, the directors all agreed that Tridan’s relative investment performance has been satisfactory.

Nature, Extent and Quality of Service

The board’s analysis of the nature, extent and quality of Morgan’s services to Tridan was based on knowledge gained over time from discussions with management and at the board’s regular meetings.  In addition, the directors reviewed materials contained in Morgan’s response to Tridan’s 15(c) Questionnaire pursuant to the Investment Company Act of 1940, and its Form ADV under the Investment Advisers Act of 1940 concerning, among much other information, the qualifications, education and experience of Morgan’s personnel involved in rendering those services.  As Tridan’s investment adviser, Morgan manages the investment of the Company’s assets, including purchases and sales of securities, and arranges for the periodic transfer of cash required to pay expenses and make distributions to shareholders.  Morgan also provides clerical and bookkeeping services, and prepares and issues periodic reports and statements.  Its affiliate maintains custody of Tridan’s securities and provides access thereto upon request.  The board considered its adviser’s performance of these administrative and support services, including monitoring adherence to the company’s investment policies, guidelines and restrictions, Morgan’s responsiveness to requests by Tridan’s counsel for periodic information, reports and certifications required for compliance with securities laws and regulations, and maintaining and monitoring their respective compliance programs in light of today’s extensive regulatory requirements.  The board concluded that the nature, extent and quality of the services provided by Morgan to the company have been and continue to be appropriate and beneficial.

Tridan Corp.
December 21, 2018
Page – 4 –

Fees

Under its Investment Advisory Agreement with Morgan, Tridan pays an annual fee, computed and payable quarterly, equal to 0.28% (28 basis points) of its net assets under management.  The agreement requires Morgan to bear all expenses incurred by it in connection with its activities under the agreement, without any reimbursement from the company.  In addition, the annual charge made to Tridan for maintaining custody of the company’s securities, and for custodial-related services rendered by Morgan and its affiliates, is 0.02% (2 basis points) of the assets held in the custody account.  In light of the nature, extent and quality of the services received by Tridan from Morgan and its affiliated companies, and comparing the management fees charged by Morgan to other fixed-income investment companies managed by it, all of which are many times larger than Tridan, the Board considers Morgan’s management fee to Tridan to be reasonable.

After full consideration of the above factors, the board concluded unanimously that renewal of the investment advisory agreement with J.P. Morgan Investment Management Inc. was in the best interest of Tridan and its shareholders.

Sincerely,

TRIDAN CORP.

Peter Goodman, President

Tridan Corp.
Financial Statements
October 31, 2018 and 2017

Tridan Corp.
Contents
October 31, 2018 and 2017

Page(s)

Accountant’s Compilation Report	1

Financial Statements

Statements of Assets and Liabilities October 31, 2018 and 2017	2

Schedules of Investments in Municipal Obligations October 31, 2018 and 2017	3-7

Statements of Operations Six Months Ended October 31, 2018 and 2017	8

Statements of Changes in Net Assets Six Months Ended October 31, 2018 and the Year Ended April 30, 2018	9

Notes to Financial Statements	10-16

Tridan Corp.

Notes to Financial Statements
October 31, 2018 and 2017

ACCOUNTANT’S COMPILATION REPORT

To the Shareholders and Board of Directors
Tridan Corp.

Management is responsible for the accompanying financial statements of Tridan Corp., (a corporation) which comprise the statements of assets and liabilities and schedules of investments in municipal obligations as of October 31, 2018 and 2017, and the related statements of operations for the six months ended October 31, 2018 and 2017 and the related statement of changes in net assets for the six months ended October 31, 2018, and the related notes to the financial statements in accordance with accounting principles generally accepted in the United States of America. We have performed a compilation engagement in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. We did not audit or review the financial statements nor were we required to perform any procedures to verify the accuracy or completeness of the information provided by management. Accordingly, we do not express an opinion, a conclusion, nor provide any form of assurance on these financial statements.

The statement of changes in net assets for the year ended April 30, 2018 was derived from financial statements that were audited by another accounting firm.  Their report, dated June 21, 2018, expressed an unqualified opinion thereon, but they have not performed any auditing procedures since that date.

A statement of cash flows for the six months ended October 31, 2018 and 2017, has not been presented. Accounting principles generally accepted in the United States of America require that such a statement be presented when financial statements purport to present financial position and results of operations.

We are not independent with respect to Tridan Corp.

December 14, 2018

PKF O’CONNOR DAVIES, LLP
300 Tice Boulevard, Suite 315, Woodcliff Lake, NJ  07677  I  Tel: 201.712.9800  I  Fax: 201.712.0988  I  www.pkfod.com

PKF O’Connor Davies, LLP is a member firm of the PKF International Limited network of legally independent firms and does not accept any responsibility or liability for the actions or inactions on the part of any other individual member firm or firms.

TRIDAN CORP.
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2018 AND 2017

	2018	2017
Assets

Investments in municipal obligations, at fair value (original cost - $37,976,893 and $37,699,813, respectively) (amortized cost - $35,682,556 and $35,533,125 respectively)	$35,524,157	$36,814,881
Cash and cash equivalents	34,453	173,581
Prepaid expenses and other current assets	2,576	2,576
Accrued interest receivable	504,408	511,883

Total assets	$36,065,594	$37,502,921

Liabilities
Accrued investment advisory fees	$38,374	$38,264
Accrued fees - affiliate	19,806	19,143
Accrued other	12,980	12,270
Common stock redemption payable	10,482	4,479

Total liabilities	81,642	74,156

Net assets	$35,983,952	$37,428,765

Analysis of net assets
Common stock	$63,982	$63,982
Paid-in capital	37,816,314	37,816,314
Treasury stock	(1,712,479)	(1,685,302)
Distributable earnings:
Over distributed net investment income	(22,011)	(47,982)
Undistributed capital gains (losses)	(3,451)	-
Unrealized (depreciation) appreciation of investments, net	(158,403)	1,281,753

Net assets [equivalent to $ 11.77 and $12.24 per share, respectively, based on 3,056,439.9257 shares and 3,058,739.4392 shares of common stock outstanding, respectively]	$35,983,952	$37,428,765

See accompanying notes and accountant's compilation report.

TRIDAN CORP.
Schedules of Investments in Municipal Obligations
October 31, 2018 and 2017

		2018			2017
	Principal	Amortized	Fair	Principal	Amortized	Fair
	Amount	Cost	Value	Amount	Cost	Value

Insured

N.Y.S. Dormitory Authority Revs Non St Supported Debt St Johns Univ - Insd 5.25% due July 1, 2021	$1,000,000	$1,022,490	$1,075,500	$1,000,000	$1,030,823	$1,141,250

State of NY Dormitory Auth Personal Inc Tax Rev Ref Educ. 5.50 % due March 15, 2025	500,000	529,608	584,915	500,000	534,250	624,785

	1,500,000	1,552,098	1,660,415	1,500,000	1,565,073	1,766,035

Revenue Backed

Mt Transportation Auth Ny Revenue 5.0% due November 15, 2027	1,250,000	1,519,212	1,432,725	-	-	-

NY St Urban Dev Corp Rev Ref Pers Income Tax 5.0% due March 15, 2031	750,000	877,872	849,585	-	-	-

NYS Dorm Auth Revs (Par Call October 01, 2026) 5.0% due October 01, 2033	1,000,000	1,143,902	1,119,740	-	-	-

NYS Dorm Auth Revs 5.0% due July 01, 2029	1,250,000	1,454,945	1,410,350	-	-	-

Triboro NY Bridge & Tunnel 5.0% due November 15, 2035	1,015,000	1,172,116	1,137,632	-	-	-

Erie County NY Fiscal Stability Sales Tax 5.00% due June 15, 2024	165,000	195,313	188,168	165,000	202,625	199,064

City of New York NY Transitional Finance Auth Rev Sub Future Tax Secured (Par Call November 1, 2019 @100): 5.00% due November 1, 2020	500,000	508,928	514,901	500,000	515,075	538,252

5.00% due November 1, 2021	1,000,000	1,014,379	1,029,070	1,000,000	1,027,355	1,076,830

NY City Transitional Financial Authority Rev Future Tax (Par Call November 1, 2022 @100) 5.00% due November 1, 2026	550,000	581,335	601,117	550,000	589,152	642,922

Brookhaven NY Limited Tax 4.0% due March 15, 2023	1,000,000	1,122,636	1,073,280	1,000,000	1,150,508	1,128,500

Erie Count Indvl Dev Agency 5.0% due May 1, 2025	750,000	915,830	863,745	750,000	939,245	911,168

NYC NY Cultural Res-Museum of Modern Art 4.0% due February 1, 2023	400,000	447,247	428,864	400,000	458,337	450,704

Schnectady CNTY NY Various Purposes LTD Tax 5.0% due December 15, 2020	800,000	860,210	848,000	800,000	888,531	893,152

Schnectady CNTY NY Various Purposes LTD Tax 5.0% due December 15, 2022	300,000	339,423	332,403	300,000	348,978	352,485

See accompanying notes and accountant's compilation report.

TRIDAN CORP.
Schedules of Investments in Municipal Obligations
October 31, 2018 and 2017

		2018			2017
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Revenue Backed (continued)

Harrison NY REF Public Impt LTD Tax 5.0% due December 15, 2023	100,000	120,923	112,761	100,000	126,059	120,390

Saratoga County NY Ref LTD Tax 5.0% due July 15, 2023	100,000	121,039	112,346	100,000	126,804	119,301

SNT Lawrence CNTY NY REF Limited Tax (Par Call May 15, 2025) 5.0% due May 15, 2026	105,000	120,290	118,776	105,000	122,578	126,039

NYC NY TR Cultural Res- Museum of Modern Art 4.0% due April 01, 2026	500,000	578,673	545,505	500,000	589,604	581,285

Middele CTRY NY central School District- AT Centereach 5.0% due August 01, 2020	150,000	159,940	157,744	150,000	165,608	165,962

Laurens NY Central School District (Par Call June 15, 2025) 4.0% due June 15, 2028	305,000	330,237	326,585	305,000	334,045	342,545

Nassau County Gen Impt Unltd Tax (Par Call October 1, 2020 @100) 4.00% due October 1, 2022	550,000	556,590	565,417	550,000	560,654	586,778

Brookhaven NY REF Unlimited Tax 5.00% due March 15, 2025	500,000	595,338	576,985	500,000	610,292	613,295

NY ST Environmental FACS 5.00% due June 15, 2026	1,300,000	1,529,545	1,517,295	1,300,000	1,559,629	1,617,824

Brookhaven New York Unlimited Tax 5.00% due November 15, 2019	450,000	460,446	464,337	450,000	470,452	485,712

State of NY Dormitory Auth State Pers. Inc. Tax 5.5% due March 15, 2026	200,000	237,072	237,042	200,000	242,096	253,518

State of NY Dormitory Auth Lease Rev (Par Call August 15, 2020 @100) 5.00 % due August 15, 2023	420,000	421,028	441,004	420,000	422,009	462,865

New York, New York Unlimited Tax (Par Call August 1, 2020 @100) 5.00 % due August 1, 2023	510,000	522,942	534,327	510,000	530,311	561,479

Port Authority of NY and NJ 5.375 % due March 1, 2028	150,000	152,925	171,403	150,000	153,238	183,568

Util. Debt Securitization (Par Call June 15, 2024 @100) 5.00% due December 15, 2026	500,000	574,070	567,775	500,000	587,114	609,440

Erie County NY Fiscal Stability Sales Tax (Par Call June 15, 2027 @100) 5.00% due June 15, 2029	1,000,000	1,208,756	1,159,110	1,000,000	1,233,027	1,232,760

See accompanying notes and accountant's compilation report.

TRIDAN CORP.
Schedules of Investments in Municipal Obligations
October 31, 2018 and 2017

		2018			2017
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Revenue Backed (continued)

Greece NY Central School District Unlimited Tax (Par Call December 15, 2022 @100) 5.0% due December 15, 2023	500,000	541,802	550,895	500,000	551,444	580,560

Rensselaer Cnty, NY Limited Tax 5.00% due September 1, 2024	100,000	121,347	114,475	100,000	125,349	121,808

Mattituck-Cutchogue NY Central School District Unlimited Tax (Par Call July 15, 2025 @100) 5.0% Unlimited tax due July 15, 2026	280,000	325,082	319,600	280,000	331,798	338,548

Mattituck-Cutchogue NY (Par Call July 15, 2025 @100) 5.0% Unlimited tax due July 15, 2027	365,000	421,076	415,662	365,000	429,430	436,894

Putnam County NY Limited Tax (Par Call January 15, 2026 @100) 5.0% due January 15, 2027	135,000	157,943	155,006	135,000	161,123	164,886

Halfmoon NY Pub Imp Limited Tax (Par Call June 15, 2025 @100) 5.0% due June 15, 2027	280,000	322,856	318,609	280,000	329,330	336,518

Gates Chili NY Central School Unlimited Tax (Par Call June 15, 2025 @100) 5.0% due June 15, 2027	200,000	232,851	227,188	200,000	237,805	242,250

Western Nassau Cty Water Auth (Par Call April 1, 2025 @100) 5.0% due April 1, 2028	100,000	111,796	112,021	100,000	113,633	118,455
	19,530,000	22,077,915	21,651,448	14,265,000	16,233,238	16,595,757

Pre-refunded

Starpoint NY Central School District Ref Unlimited Tax 5.0% due June 15, 2020	250,000	261,154	261,887	250,000	267,996	274,763
	250,000	261,154	261,887	250,000	267,996	274,763

General Obligations

Wantagh New York UN Free School 5.00% due September 1, 2021	550,000	588,089	593,907	550,000	601,496	627,121

Central Islip New York Union Free School School District Ref Unlimited Tax 5.00% due July 15, 2022	750,000	828,248	819,780	750,000	849,187	871,342

Rockville Center NY Limited Tax 4.0% due June 15, 2022	200,000	216,804	212,026	200,000	222,288	223,980

Brentwood New York UN Free School 5.00% due January 15, 2023	430,000	456,398	476,788	430,000	463,198	505,181

Connetquot New York Central School District Unlimited Tax 5.0% due January 15, 2024	400,000	427,780	450,568	400,000	433,109	477,784

See accompanying notes and accountant's compilation report.

TRIDAN CORP.
Schedules of Investments in Municipal Obligations
October 31, 2018 and 2017

		2018			2017
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

General Obligations (continued)

Syosset New York Central School District Unlimited Tax 5.0% due December 15, 2022	735,000	786,261	808,108	735,000	797,004	847,394

Syosset New York Central School District Unlimited Tax 5.0% due December 15, 2022	125,000	133,772	138,605	125,000	136,355	146,532

Onondaga County NY Ref Unlimited Tax (Par Call March 15, 2024 @100) 5.0% due March 15, 2025	285,000	316,199	322,267	285,000	322,001	344,605

North Babylon NY Un Free School Dist Ref Unlimited Tax (Par Call August 1, 2022 @100) 5.0% due August 1, 2023	250,000	271,685	273,905	250,000	277,458	288,768

Battery Park City NY Authority SR-Ser A (Par Call November 1, 2023 @100) 5.0% due November 1, 2029	140,000	149,296	156,835	140,000	151,521	165,972

Buffalo & Ft. Erie NY Pub Bridge Auth Toll Bridge Sys Rev 5.0% due January 1, 2025	410,000	457,745	463,698	410,000	465,443	496,883

Bayport Blue Point NY Un Free School Dist Ref Unlimited Tax 5.0% due September 15, 2024	250,000	284,215	284,355	250,000	290,032	303,842

Saratoga Springs NY Ref Public Imports-Unlimited Tax (Par Call February 15, 2023 @100) 5.0% due February 15, 2025	225,000	250,528	249,071	225,000	255,850	263,005

Build NYC Resource Corp.NY Rev United Jewish Appeal (Par Call July 1, 2024 @100) 5.0% due July 1, 2025	320,000	361,026	361,094	320,000	367,949	381,587

Tompkins County NY Public Impt Ser B Limited Tax (Par Call December 15, 2024 @100) 5.0% due December 15, 2027	500,000	573,338	566,565	500,000	585,299	599,065

Util Debt Securitization Auth NY Restructuring Ser TE (Par Call December 15, 2023 @100) 5.0% due December 15, 2028	500,000	529,123	557,160	500,000	535,174	596,145

Rhinebeck New York Central School District Unlimited Tax (Par Call June 15, 2023 @100) 4.0% due June 15, 2025	535,000	564,954	561,440	535,000	571,421	587,580

Riverhead NY Limited Tax 4.0% due June 1, 2021	1,005,000	1,044,738	1,050,386	1,005,000	1,059,991	1,099,621

Bethlehem, NY Central School District Unlimited Tax 4.00% due January 15, 2021	500,000	517,633	519,235	500,000	525,599	542,535

Plainview Old Bethpage New York Central School District Ref Unlimited Tax 5.00% due December 15, 2020	250,000	257,877	265,160	250,000	261,577	280,963
	8,360,000	9,015,709	9,130,953	8,360,000	9,171,952	9,649,905

See accompanying notes and accountant's compilation report.

TRIDAN CORP.

Schedules of Investments in Municipal Obligations
October 31, 2018 and 2017

		2018			2017
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Short-term

Queensbury New York Union Free School 4.00% due December 15, 2018	225,000	225,524	225,573	225,000	229,690	232,287

N.Y.S. Dormitory Authority Revs City University Sys Ref Cons 5th Gen 5.5% due July 1, 2019	1,000,000	1,005,325	1,024,080	1,000,000	1,014,668	1,072,850

Sachem Central School District NY Holbrook Ref Unlimited Tax 5.25% due October 15, 2019	500,000	504,597	515,830	500,000	509,269	539,470

New York, New York Unlimited Tax (Par Call August 1, 2019 @100) 5.00 % due August 1, 2026	350,000	350,593	357,791	350,000	351,302	372,796

City of New York Municipal Fin Auth Wtr & Swr Rev (Par Call June 15, 2019 @100) 5.00 % due June 15, 2027	500,000	501,892	509,023	500,000	504,919	530,710

Longwood NY Central School District Suffolk 5.00% due March 15, 2019	185,000	187,749	187,157	185,000	195,183	194,855

N.Y. Bond Bank Agency SCH Purpose Revenue 5.0% due December 1, 2019	-	-	-	300,000	324,958	323,610

City of New York NY Municipal Water Fin Auth Wtr. & Sewer Rev Fiscal 2009 (Par Call June 15, 2018 @100) 5.625% due June 15, 2024	-	-	-	1,000,000	998,206	1,028,350

State of NY Local Gov't (Par Call April 1, 2018 @100) 5.0% due April 1, 2019	-	-	-	200,000	198,997	203,310

NYS Dormitory (Par Call July 1, 2018 @100) 5.00 % due July 1, 2029	-	-	-	300,000	300,000	307,857

N.Y.S. Thruway Authority St Pers Income Tax Rev Transn 5.25% due March 15, 2019	-	-	-	750,000	758,883	791,648

Hilton New York Central School District Unlimited Tax 4.0% due June 15, 2019	-	-	-	500,000	520,558	522,960

Clarkstown Central School District NY Unlimited Tax 4.0% due May 15, 2019	-	-	-	500,000	519,544	522,180

Build NYC Resource Corp NY Rev 5.00% due August 01, 2018	-	-	-	135,000	141,210	138,999

Starpoint NY Central School District Ref Unlimited Tax 5.0% due June 15, 2018	-	-	-	550,000	565,122	563,888

N.Y.S. Dormitory Authority Revs 5.5% due May 15, 2018	-	-	-	1,155,000	1,162,357	1,182,651
	2,760,000	2,775,680	2,819,454	8,150,000	8,294,866	8,528,421

	32,400,000	35,682,556	35,524,157	32,525,000	35,533,125	36,814,881

See accompanying notes and accountant's compilation report.

TRIDAN CORP.

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED OCTOBER 31, 2018 AND 2017

	2018	2017
Investment income

Interest	$779,058	$796,166
Amortization of bond premium and discount - net	(303,270)	(286,903)

Total investment income	475,788	509,263

Expenses

Investment advisory fees	54,554	55,863
Professional fees	70,295	69,353
Director's fees	38,500	31,000
Administrative and accounting expenses	36,000	36,000
Insurance and other expenses	7,461	11,605

Total expenses	206,810	203,821

Net investment income	268,978	305,442

Realized and unrealized gain (loss) on investments
Net realized gain on investments	12,760	16,709
Net unrealized depreciation on investments	(379,523)	(90,675)

Net realized and unrealized loss on investments	(366,763)	(73,966)

Net (decrease) increase in net assets resulting from operations	$(97,785)	$231,476

See accompanying notes and accountant's compilation report.

TRIDAN CORP.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2018	Year Ended April 30, 2018
Increase (decrease) in net assets resulting
from operations
Net investment income	$268,978	$592,643

Net realized gain on investments	12,760	20,738

Unrealized (depreciation) on investments	(379,523)	(1,151,307)

Net decrease in net assets resulting from operations	(97,785)	(537,926)

Distributions to shareholders from
Net investment income	(289,544)	(583,245)
Capital gains	(16,211)	(28,568)
Redemptions of shares
1,313.5755 shares (October 2018) and 1,866.2640 shares (April 2018), respectively	(15,399)	(22,607)

Total (decrease)	(418,939)	(1,172,346)

Net assets
Beginning of period	36,402,891	37,575,237

End of period	$35,983,952	$36,402,891

See accompanying notes and accountant's compilation report.

Tridan Corp.
Notes To Financial Statements
October 31, 2018 And 2017

1.	Significant Accounting Policies

The following is a summary of the significant accounting policies followed by Tridan Corp. (the "Company"), a closed‑end, non‑diversified management investment company, registered under the Investment Company Act of 1940.

Basis of Presentation

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services - Investment Companies.

Acquisition and Valuation of Investments

Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securi-ties acquired/sold is included in income from/to the settlem-ent date.  Short-term investments are stated at cost, which is equivalent to fair value.

Fair values for the Company's investments in municipal obligations have been determined based on the bid price of the obligation.  Securities for which quotations are not readily available are valued at fair value as determined by the board of directors.  There were no securities valued by the board of directors, for which quotations were not readily available, as of October 31, 2018 and 2017.

Amortization of Bond Premium or Discount

In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation.

Income Taxes

It is the Company's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no income tax provision would be required.

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Company’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded.  The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Tridan Corp.
Notes To Financial Statements
October 31, 2018 And 2017

The Company identifies its major tax jurisdictions as U.S. Federal, New York State and New York City where the Company makes significant investments.  Generally, the Company’s tax returns are subject to examination by Federal, state and local authorities for a period of three years from the later of the due date of such returns or the actual date the returns were filed.

Interest income from municipal investments is exempt from Federal and state income taxes.

Distributions to Shareholders

Dividends to shareholders from net investment income, if any, are paid quarterly.  Distributions of capital gains, if any, are made at least annually, and as required to comply with Federal excise tax requirements. Dividends to shareholders are determined in accordance with tax regulations and are recorded on the ex-dividend date.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of 90 days or less to be cash equivalents.

Use of Estimates

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Significant estimates are used in determining the fair value of investments.

Concentration of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and investments.  The Company maintains all of its cash on deposit in one financial institution.  At October 31, 2018 and 2017, there were no cash and cash equivalents held in excess of federally insured limits. The value of the Company's investments may be subject to possible risks involving, among other things, the continued creditworthiness of the various state and local government agencies and public financing authorities underlying its investments.

Tridan Corp.
Notes To Financial Statements
October 31, 2018 And 2017

Fair value of Financial Instruments

The carrying amounts for accrued interest receivables and accrued liabilities reflected in the financial statements approximate fair value because of the short maturities of these items.  The Company accounts for its investments in municipal obligations in accordance with the accounting guidance for investment companies (FASB ASC 946).  See Note 1 “Acquisition and Valuation of Investments” for a description of the valuation methodology which is unchanged as of October 31, 2018 and 2017.  FASB ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements.  The valuation techniques required by FASB ASC 820 are based upon observable and unobservable inputs.  Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions.

The levels of the fair value hierarchy are as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that a company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing a company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Company’s investments in municipal obligations are all considered Level 2 instruments.

The following table presents the Company’s financial assets that are measured at fair value as of October 31, 2018 and 2017:

	Quoted Prices for Identical Instruments in Non-active Markets (Level 2)
	October 31,
	2018	2017

Investments in municipal obligations	$35,524,157	$36,814,881

Tridan Corp.
Notes To Financial Statements
October 31, 2018 And 2017

The Company utilizes quoted market prices for it securities owned, when available.  Instruments classified as Level 2 are valued using industry-standard models or other valuation methodologies calibrated to observable market inputs.  These models consider various assumptions regarding the security or securities with similar characteristics, such as trade data, bid price or spread, two sided markets, quotes, benchmark curves, and market data feeds, as well as other measurements.

2.	Cash and Cash Equivalents

Cash and cash equivalents consist of the following:

	October 31,
	2018	2017

Cash and cash equivalents	$34,453	$173,581

3.	Accrued Liabilities

Accrued liabilities consist of the following at:

	October 31,
	2018	2017

Accrued investment advisory and custodian fees (a)	$38,374	$38,264
Accrued fees - affiliate (b)	$19,806	$19,143
Accrued other:
Accrued audit fees (c)	$12,980	$12,270
Accrued administrative and stock redemptions	10,482	4,479
	$23,462	$16,604

(a)
The Company utilizes the services of J.P. Morgan Investment Management, Inc. as its investment advisor and J.P. Morgan Chase Bank N.A. as its custodian for its investment-s.  The annual advisory fee is .28 of one percent and the custody fee is .02 of one percent of the net assets under management.  The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

(b)
For the six months ending October 31, 2018 and 2017, the Company incurred legal fees of approximately $46,000 and $44,000, respectively, for professional fees paid to the law firm of which an officer of the Company is a member.

(c)	For the six months ending October 31, 2018 and 2017 the Company incurred audit fees of approximately $24,000 and $24,000, respectively.

Tridan Corp.
Notes To Financial Statements
October 31, 2018 And 2017

4.	Investment Transactions

Purchases and sales of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $4,668,000 and $3,682,000, respectively, for the six months ended October 31, 2018, and $1,584,000 and $2,065,000, respectively, for the six months ended October 31, 2017.

The U.S. Federal income tax basis (aggregate cost) of the Company’s investments, at October 31, 2018 and 2017, was approximately $35,683,000 and $35,533,000, respectively, and net unrealized appreciation (depreciation) at October 31, 2018 and 2017, for U.S. Federal income tax purposes was approximately ($ 158,000) and $1,282,000, respectively (gross unrealized appreciation of approximately $406,000 and $1,372,000, respectively; gross unrealized depreciation of approximately $564,000 and $90,000, respectively).

5.	Common Stock, Share Redemption Plan and Net Asset Values

At October 31, 2018 and 2017, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982.

The Company has a share redemption plan applicable to 22,988 shares and 25,287 shares, respectively, of outstanding common stock, at October 31, 2018 and 2017.  The plan permits eligible shareholders or their estates to have their shares redeemed upon reaching age 65 or upon death.  Shares are redeemed at the net asset value per share, as of the end of the Company's fiscal quarter in which the request for redemption is received.  At October 31, 2018 and 2017, there were 113,329.1878 shares ($1,347,604) and 111,029.6743 shares ($1,320,425), respectively, which have been redeemed under this plan.

The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period.

The net asset values per share and the shares outstanding are as follows:

	October 31,
	2018	2017
Net asset value	$11.77	$12.24
Shares outstanding at:
October 31, 2018	3,056,439.9257
October 31, 2017	3,058,739.4392

Tridan Corp.
Notes To Financial Statements
October 31, 2018 And 2017

6.	Distributions

During the six months ended October 31, 2018 and 2017, distributions of $305,755 ($.10 per share), $367,122 ($.12 per share), respectively were declared and paid to shareholders, Distributions for the year ended April 30, 2018 amounted to $611,813 ($.20 per share). Substantially all of the distributions were exempt from Federal income taxes except for $16,211 and $16,709 of capital gain distributions during the six months ended October 31, 2018 and 2017, respectively and $28,568 for the year ended April 30, 2018.

The tax character of distributions paid during the six months ending October 31, 2018 and 2017 and for the year ending April 30, 2018 is as follows:

	Six Months Ended October 31,		Year Ended April 30,
	2018	2017	2018
Distributions paid from investment income:
Tax-exempt investment income, net	$289,544	$350,413	$583,245
Capital gains	16,211	16,709	28,568
	$305,755	$367,122	$611,813

As of October 31, 2018, 2017 and April 30, 2018, the components of distributable earnings on a tax basis were as follows:

	Six Months Ended October 31,		Year Ended April 30,
	2018	2017	2018
Over-distributed tax-exempt investment income, net	$(22,011)	$(47,982)	$(1,445)
Over-Undistributed capital gains (losses)	(3,451)	-	-
Unrealized appreciation of investments, net	(158,403)	1,281,753	221,121
	$(183,065)	$1,233,771	$219,676

Capital loss carryforwards as of October 31, 2018 and 2017 were $3,451 and $-0-, respectively. The Company had no capital reclassification related to permanent book/tax differences for the six months ending October 31, 2018 and 2017 and for the year ended April 30, 2018.  There were no significant differences between total GAAP basis net investment income and net realized gain, and actual distributions for the six months ended October 31, 2018 and 2017and for the year ended April 30, 2018.

Tridan Corp.
Notes To Financial Statements
October 31, 2018 And 2017

7.	Financial Highlights

Selected per share data and ratios are as follows:

	Six Months Ended October 31,
	2018	2017	2016	2015	2014
Per share operating performance:
(For a share of common stock outstanding throughout the year):

Net asset value, beginning of year	$11.91	$12.28	$12.60	$12.52	$12.56

Income from investment operations:
Net investment income	.09	.10	.11	.12	.13
Net realized and unrealized gain (loss) on investments	(.05)	(.02)	(.15)	(.02)	.04
Total from investment operations	(.04)	.08	(.04)	.10	.17
Less distributions:
Dividends (from net investment income)	(.09)	(.12)	(.12)	(.19)	(.19)

Capital gains	(.01)	(.00)	(.00)	(.00)	(.01)
Total distributions	(.10)	(.12)	(.12)	(.19)	(.20)

Net asset value - end of year	$11.77	$12.24	$12.44	$12.43	$12.53
Per share value - end of year	$11.77	$12.24	$12.44	$12.43	$12.53

*Total investment return	(0.03)%	(0.06)%	(0.04)%	(0.02)%	(0.80)%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$35,984	$37,429	$38,051	$38,451	$38,769
Ratio of expenses to average net assets	1.14%	1.09%	1.11%	1.09%	1.09%
Ratio of net investment income to average net assets	1.49%	1.63%	1.75%	2.01%	2.07%
Portfolio turnover rate	12.90%	5.55%	7.05%	1.68%	5.76%
Average (simple) number of shares outstanding (in thousands)	3,059	3,059	3,060	3,092	3,094

* Total investment return is calculated by dividing the change in market value of a share of common stock during the year, assuming the reinvestment of dividends on the payment date, by the per share market value at the beginning of the year and has been recalculated for all prior periods presented.

Item 2.	Code of Ethics

Not required in this report.

Item 3.	Audit Committee Financial Expert

Not required in this report.

Item 4.	Principal Accountant Fees and Services

Not required in this report.

Item 5.	Audit Committee of Listed Registrants.

Not required in this report.

Item 6.	Investments.

(a)	A schedule of registrant’s investments in securities of unaffiliated issuers as of October, 31, 2018 is included as part of the financial statement filed under Item 1 of this Form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable, because the registrant invests exclusively in non-voting securities.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

No change in the portfolio managers identified in the registrant’s most recent annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable, because the registrant has no equity securities that are registered pursuant to Section 12 of the Securities Exchange Act of 1934

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures

(a)
The registrant’s principal executive and principal financial officers have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)) as of the end of the period covered by this report.  Based on that evaluation, said officers have concluded that the registrant’s disclosure controls and procedures are effective to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods.

(b)
There was no change in the registrant’s internal control over financial reporting that occurred during its last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	The following exhibits are filed herewith:

(2)	The separate certifications for the registrant’s principal executive and principal financial officers.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tridan Corp.

By (Signature and Title)	/S/ Peter Goodman
Peter Goodman, President and Chief Executive Officer

Date:	11/9/2018

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ Peter Goodman
Peter Goodman, President and Chief Executive Officer

Date:	11/9/2018

By (Signature and Title)	/S/ Warren Pelton
Warren Pelton, Treasurer and Chief Financial Officer

Date:	11/16/2018